Filed Pursuant to Rule 497(e)

Monetta Fund, Inc. Registration File No. 33-1398

Monetta Trust Registration File No. 33-54822

MONETTA FUND, INC.

MONETTA TRUST

SUPPLEMENT DATED JANUARY 6, 2011

TO

STATEMENT OF ADDIDTIONAL INFORMATION

DATED MAY 1, 2010

Fund Services Group, LLC (“FSG”), entered into a Sub-Accounting Agreement with Jackson Fund Services, a division of Jackson National Asset Management, LLC, to provide fund accounting services for the Monetta Fund and Monetta Trust.

The following information is added to page 30 of Monetta Fund, Inc.’s (“Monetta Fund”) and Monetta Trust’s (“Monetta Trust”) Statement of Additional Information under section titled “Service Providers”:

Fund Sub-Accountant

Effective January 1, 2011, FSG, entered into a Fund Accounting Services Agreement (the “Jackson Agreement”) with Jackson Fund Services (“Jackson”), a division of Jackson National Asset Management, LLC, pursuant to which FSG retained Jackson to provide sub-accounting services to the Monetta Fund and Monetta Trust, and one additional investment company serviced by FSG and covered by the Jackson Agreement.  Section 2 of the Fund Accounting Agreements dated August 1, 2003, between FSG and, respectively, Monetta Fund and Monetta Trust, FSG may subcontract, at its own expense, the accounting services provided for in the respective Fund Accounting Agreement.  For the sub-accounting services that Jackson will provide, FSG (and not Monetta Fund, Monetta Trust or any of their respective funds) will pay Jackson, in addition to agreed-upon out of pocket costs, an annual fee comprised of (i) a fixed dollar amount for each fund and (ii) an additional amount calculated as a percentage of the cumulative assets under management of all the funds covered by the Jackson Agreement, including the funds of Monetta Fund and Monetta Trust, above $200 million, if applicable.

Please keep this supplement for future reference